UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

HYPERLIQUID STRATEGIES INC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42985	39-3284080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Madison Avenue 22nd Floor
New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 883-4241

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PURR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2026, Hyperliquid Strategies Inc (the “Company”) and Chardan Capital Markets LLC (the “Investor”) entered into Amendment No. 1 (the “Amendment”) to the ChEF Purchase Agreement, dated as of October 22, 2025 (the “Purchase Agreement”), by and between the Company and the Investor. The Amendment increases the Total Commitment (as defined in the Purchase Agreement) from $1.0 billion to $2.5 billion in aggregate gross purchase price of newly issued shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), subject to the terms, conditions and limitations of the Purchase Agreement. Also pursuant to the Amendment, beginning after the sale of $1.0 billion in the aggregate of shares of Common Stock pursuant to the Purchase Agreement, the Company may not issue or sell any shares of Common Stock pursuant to the Purchase Agreement if, after giving effect to the transaction, the aggregate number of shares to be issued and sold at a price of less than $12.02 per share would exceed 42,641,847 shares (representing 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the execution of the Amendment, the “Exchange Cap”), unless the Company’s stockholders have approved the issuance of Common Stock pursuant to the Purchase Agreement in excess of the Exchange Cap in accordance with the rules of the Nasdaq Stock Market (or such approval is not required in accordance with such rules).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Amendment No. 1 to ChEF Purchase Agreement, dated as of September 1, 2026, between the Company and Chardan Capital Markets LLC.
104	Cover page interactive data file (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERLIQUID STRATEGIES INC

Date:	September 1, 2026	By:	/s/ Brett Beldner
		Name: Title:	Brett Beldner Chief Financial Officer

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